UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Lord Abbett Securities Trust

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Second Notice: We need your vote today!

Lord Abbett has been in contact with you regarding a proposal that relates to your Lord Abbett Large Cap Value Fund that we are asking shareholders to approve at a Meeting of Shareholders scheduled for May 18, 2012.

Our records indicate that we have not yet received your vote. For the reasons described in the proxy materials that we have provided to you, your fund’s Board of Directors/Trustees believes the proposal is in the best interest of the fund and its shareholders and recommends that you vote for the proposal.

Your vote is important! Please vote now to be sure your vote is received in time for the May 18, 2012 Meeting of Shareholders.	We have made it very easy for you to vote. Choose one of the following methods:

	•	Log on to the website noted on your proxy card, enter the control number printed on the card and follow the on-screen prompts;

	•	Call the phone number on your proxy card, enter the control number printed on the card and follow the touchtone prompts; or

	•	Mail your signed proxy card in the envelope provided.

Voting takes only a few minutes.
PLEASE VOTE TODAY.

2nd LA 5-18 OBO

Second Notice: We need your vote today!

Lord Abbett has been in contact with you regarding a proposal that relates to your Lord Abbett Large Cap Value Fund that we are asking shareholders to approve at a Meeting of Shareholders scheduled for May 18, 2012.

Our records indicate that we have not yet received your vote. For the reasons described in the proxy materials that we have provided to you, your fund’s Board of Directors/Trustees believes the proposal is in the best interest of the fund and its shareholders and recommends that you vote for the proposal.

1-877-708-3581

Your vote is important! Please vote now to be sure your vote is received in time for the May 18, 2012 Meeting of Shareholders.	We have made it very easy for you to vote. Choose one of the following methods:
	•	Speak to a live Proxy Specialist by calling the number above. We can answer any of your questions and record your vote. (open: M-F 9:30am – 9pm, Sat 10am – 6pm ET);

	•	Log on to the website noted on your proxy card, enter the control number printed on the card and follow the on-screen prompts;

	•	Call the phone number on your proxy card, enter the control number printed on the card and follow the touchtone prompts; or

	•	Mail your signed proxy card in the envelope provided.

Voting takes only a few minutes.
PLEASE VOTE TODAY.

2nd LA 5-18 Reg/NOBO